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                    JOINT VENTURE TECHNOLOGY DEVELOPMENT AGREEMENT


          This Agreement made the 23rd day of November, 1995.

BETWEEN:

          BRAINTECH, INC.
          Unit #102, 930 West 1st Street
          North Vancouver, British Columbia
          V7P 3N4

          (hereinafter referred to as "Braintech")

AND:

          EVERGREEN INTERNATIONAL TECHNOLOGY INC.
          1910 - 777 Hornby Street
          Vancouver, British Columbia
          V6Z 1S4

          (hereinafter referred to as "Evergreen")

AND:

          CDNet SYSTEMS INC.
          1600 - 777 Dunsmuir Street
          Vancouver, British Columbia
          V7Y 1K4

          (hereinafter referred to as "CDNet")

WHEREAS:

A. Microsoft Corp. announced last week at Comdex that its focus for the next generation of software will be to produce programs that have recognition capability and that can be run concurrently;

B. Braintech has recognition technology which it has used in the source code for its software known as "Braintron" (hereinafter referred to as "Braintech's Technology");

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C.   Evergreen has concurrency technology which it has used in the source code for its software known as "JOT-IT" and the predecessor program "Evergreen Notes" (hereinafter referred to as "Evergreen's Technology");

D. CDNet has licenses from Braintech and Evergreen and has produced software that integrates Braintech's Technology and Evergreen's Technology (which integrated technology is hereinafter called "CDNet's Technology") and has integration expertise; and

E. The parties agree that they should form a joint venture to combine their respective technologies to develop software and other technology that embodies recognition and concurrency (the "Concurrent Recognition Engine") with the objective of obtaining development funds from Microsoft Corp. and selling rights to the Concurrent Recognition Engine to Microsoft Corp.

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained (the adequacy of which consideration as to each of the parties hereto is hereby mutually acknowledged) the parties hereto covenant and agree as follows.

JOINT VENTURE

1. The parties hereby agree to form a joint venture (the "Joint Venture") for the purpose of developing the Concurrent Recognition Engine.

COMBINE TECHNOLOGIES

2. The parties agree to work in concert and to combine their respective technologies to develop the Concurrent Recognition Engine. For this purpose:

     (a) Braintech hereby grants to the Joint Venture the non-exclusive right to use Braintech's Technology;

     (b) Evergreen hereby grants to the Joint Venture the non-exclusive right to use Evergreen's Technology; and

     (c) CDNet hereby grants to the Joint Venture the non-exclusive right to use CDNet's Technology.

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                                        - 3 -


FUNDING AND REVENUE SHARING

3. The relationship between the parties shall be a joint venture relationship and not a partnership. No party hereto shall have authority to bind any other party hereto. Each of the parties shall be responsible for providing one-third of the monies required to fund the development of the Concurrent Recognition Engine. Revenue from the Concurrent Recognition Engine ("Revenue") shall be divided amongst the parties in proportion to their actual funding contributions. If a party fails to provide its one-third of the required development monies, either or both of the other parties may make up the shortfall and shall earn a larger share of the Revenue, provided that no party shall be diluted below a 10% share of Revenue. If a party is diluted to a 10% share of Revenue and fails to provide additional funding that may be required, either or both of the other parties may provide the required funding by way of loan to the Joint Venture to be paid out of the first available Revenue. If a party is diluted below one-third of Revenue, that party may claw-back to a one-third Revenue entitlement by providing development monies representing a full one-third of all development monies.

OWNERSHIP OF THE CONCURRENT RECOGNITION ENGINE

4. Each of the parties shall have an ownership interest in the Concurrent Recognition Engine equivalent to its entitlement to Revenue from time to time.

RIGHT TO USE THE CONCURRENT RECOGNITION ENGINE

5. In addition to an entitlement to a share of revenue in accordance with paragraph 3 hereof, and an ownership interest in the Concurrent Recognition Engine in accordance with paragraph 4 hereof, each of the parties shall have the right to use the Concurrent Recognition Engine to develop products within the class of products prescribed in Schedule "A" for each party. No party shall use the Concurrent Recognition Engine or any technology associated therewith to develop any product that falls within the class of products prescribed for any other party hereto.

MICROSOFT CORP.

6.   The parties agree to approach Microsoft Corp. with the objectives of:

     (a)  obtaining development monies from Microsoft Corp.; and

     (b)  selling rights to the Concurrent Recognition Engine to Microsoft Corp.

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                                        - 4 -


USE OF CORPORATION

7. The parties may form a corporation to own the Concurrent Recognition Engine and to coordinate development, funding and sales efforts.

BANKRUPTCY AND RECEIVERSHIP

8. If any party hereto is declared bankrupt by a court of competent jurisdiction or if a receiver or receiver-manager is appointed for any such party, that party's rights hereunder shall terminate, including, but not restricted to:

     (a)  that party's entitlement to any share of Revenue;

     (b) that party's entitlement to any ownership interest in the Concurrent Recognition Engine; and

     (c) that party's right to use the Concurrent Recognition Engine for any purpose including developing products that fall within the class of products prescribed for such party,

     and no compensation whatsoever shall be payable to such party.

     The remaining parties shall divide between them in proportion to their funding contributions the Revenue and ownership rights forfeited by the party in bankruptcy or receivership. Further, the remaining parties shall continue to have the non-exclusive right to use the technology of the party in bankruptcy or receivership in accordance with paragraph 2 to develop a Concurrent Recognition Engine.

HOSTILE PARTY

9. If any party hereto becomes controlled in any manner whatsoever, directly or indirectly, either through share ownership or through representation on its Board of Directors or in any other manner whatsoever by any of the following or by proxy holders or nominees of any of the following, then such party shall be deemed to be a hostile party and paragraph 8 hereof shall apply to such party as if such party were bankrupt or in receivership, and such party shall forfeit all its rights for Revenue entitlement, ownership in the Concurrent Recognition Engine and to use of the Concurrent Recognition Engine without any entitlement whatsoever for compensation:

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                                        - 5 -


     Lawrence Steve Kostiuk
     Donald Mavinic
     Allan Dale Harvey
     Klaus Nicolaus
     Leonard Kowalawich
     John C. Kostiuk
     Scott Kostiuk
     Riva Yachts of Canada Ltd.
     Carol Kostiuk
     Janolivier
     Cactus Consultants International, Inc.
     Cristo Securities, Inc.
     Elmswell Investment, Inc.
     Gilbert Johnston
     Inter Active Research Corporation
     Yves Lavallee

     or any corporation or other entity whatsoever associated or affiliated with any of the above.

CONFIDENTIALITY

10. The parties agree to keep the affairs of the Joint Venture and details of their respective technologies confidential.

FURTHER ASSURANCES

11. Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments (including instruments of conveyance) and do all acts and things as the other parties hereto may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

NOTICES

12. Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery or by electronic means of communication addressed to the recipient as follows:

          BRAINTECH, INC.
          Unit #102, 930 West 1st Street
          North Vancouver, British Columbia
          V7P 3N4

          Facsimile: 604-980-7121

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                                        - 6 -


          EVERGREEN INTERNATIONAL TECHNOLOGY INC.
          1910 - 777 Hornby Street
          Vancouver, British Columbia
          V6Z 1S4

          Facsimile: 604-687-2731


          CDNet SYSTEMS INC.

          1600 - 777 Dunsmuir Street
          Vancouver, British Columbia
          V7Y 1K4

          Facsimile:  604-688-0094

     or to such other address, individual or electronic communication number as may be designated by notice given by either party to the other. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the business day during the business hours of the recipient and on the business day during which such business hours next occur if not given during such hours on any day.

SEVERABILITY

13. If a court or other lawful authority of competent jurisdiction declares any provision, Article or Section of this Agreement invalid, illegal or unenforceable, this Agreement will continue in full force and effect with respect to all other provisions, Articles and Sections and all rights and remedies accrued under such other provisions, Articles and Sections will survive any such declaration.

GOVERNING LAW

14. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

ENTIRE AGREEMENT

15. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto.

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     There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

          IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.


                                   BRAINTECH, INC.


                                   By: /s/ John McDonald
                                      ---------------------------------
                                          Director

                                   EVERGREEN INTERNATIONAL
                                   TECHNOLOGY INC.


                                   By: /s/ [ILLEGIBLE]
                                      ---------------------------------

                                   CDNet SYSTEMS INC.


                                   By: /s/ Grant Sutherland, Director
                                      ---------------------------------